EXHIBIT 10.2

                                ESCROW AGREEMENT

         ESCROW AGREEMENT, dated May 7, 1998, between NUWAVE TECHNOLOGIES, INC., a Delaware corporation, with an address at One Passaic Avenue, Fairfield, New Jersey 07004 (the "Company"), JANSSEN-MEYERS ASSOCIATES, L.P., with an address at 17 State Street, New York, New York 10004 (the "Placement Agent"), and REPUBLIC NATIONAL BANK OF NEW YORK, as escrow agent (the "Escrow Agent").

         WHEREAS, the Company is offering in a private placement under Section 4(2) of the Securities Act of 1933, as amended, a minimum of 25 units, up to a maximum of 70 units (the "Units"), each Unit consisting of (i) a number of shares of common stock, $.01 par value per share (the "Common Stock"), determined by dividing the purchase price per Unit of $100,000 (the "Offering Price") by $2.588, for the initial closing of the Offering; and the lesser of
(x) $3.20 and (y) eighty percent (80%) of the "Average Closing Bid Price" which shall be the average closing bid price for the Common Stock for the eight (8) consecutive trading days immediately preceding the date of a closing (a "Closing Date") of the Offering, for each subsequent closing, and (ii) Class A Redeemable Warrants (the "Warrants") to purchase seventy-five percent (75%) of such number of shares of Common Stock of the Company (the "Warrant Shares"), to prospective investors pursuant to the Company's Confidential Private Placement Memorandum, dated on or about May 7, 1998 (the "Memorandum"), in connection with the consummation of the Company's private placement (the "Private Placement");

         WHEREAS, the Private Placement is being conducted on a "best efforts - all or none" basis as to the minimum of 25 Units (the "Minimum Offering") and on a "best efforts" basis as to an additional 45 Units.

         WHEREAS, unless the Escrow Agent receives the letter attached hereto as Exhibit A prior to June 7, 1998, (or July 7, 1998 if the Escrow Agent has been advised in writing by the Company and the Placement Agent prior to June 7, 1998 that the offering has been extended to July 7, 1998) (the "Offering Period"), and, for the purpose of the "Initial Closing" (as defined in the Memorandum) there is a minimum of $2,500,000 in the Escrow Account, or, for purposes of an "Interim Closing" (as defined in the Memorandum) there is a minimum of $100,000 in the Escrow Account, and, in each case, the subscriptions have been accepted by the Company, all funds received by the Escrow Agent will be returned, without interest, to the subscribers.

         WHEREAS, the Memorandum provides that all funds received from investors for subscriptions will be placed into a non-



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interest  bearing  escrow  account with the Escrow Agent (the "Escrow  Account")
until such time as the release or return of such funds is  required  pursuant to
Section 5 hereof; and

         WHEREAS, Republic National Bank of New York has consented to act as escrow agent, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. The Company and the Placement Agent hereby appoint Republic National Bank of New York as escrow agent and Republic National Bank of New York hereby accepts such appointment in accordance with the terms and conditions herein set forth

         2. The Company and the Placement Agent shall each notify the Escrow Agent of its acceptance or rejection of subscriptions respecting subscribers.

         3. The Company and the Placement Agent shall each deliver to the Escrow Agent all funds received from subscribers in payment of subscriptions for Units from time to time as the Company or the Placement Agent receives such subscriptions together with the name, mailing address and amount received from each subscriber. The Escrow Agent shall accept all funds received by it from the Company and/or the Placement Agent (or directly by wire from subscribers), provided that the Escrow Agent shall not deposit funds received respecting any subscription for Units which the Company or the Placement Agent has given notice of its rejection, and the Company and/or Placement Agent shall promptly return such funds to the subscriber. The Escrow Agent shall promptly deposit all funds made payable to "Republic National Bank of New York, as Escrow Agent for NUWAVE Technologies, Inc." for subscriptions for Units into the non-interest bearing Escrow Account for collection (such funds, when collected, will be and are hereinafter referred to as the "Proceeds"). The Escrow Agent shall have no duty to solicit any funds with respect to any subscriber or to determine the propriety of any Proceeds received by it. The Escrow Agent shall hold the funds uninvested and Escrow Agent shall deposit the funds in an account to be entitled "Republic National Bank of New York, as Escrow Agent for NUWAVE Technologies, Inc." The Escrow Agent shall have no duty to enforce payment of any check received and if a check is returned to the Escrow Agent unpaid, the sole duty of the Escrow Agent shall be to forward the check to the Placement Agent.

         4. If the Company or the Placement Agent rejects or has rejected the subscription of any subscriber for which the Escrow Agent has collected Proceeds and such Proceeds remain in the


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Escrow Account, then the Escrow Agent, upon receipt of written instructions from the Company or the Placement Agent, shall promptly remit the amount of such subscriber's funds as are held in the Escrow Account without interest to such subscriber at the address supplied by the Company or Placement Agent.

         5. The Proceeds to be held in the Escrow Account shall be subject to, and distributed in accordance with, the following provisions:

            a. If, on or prior to the termination of the Offering Period, the Escrow Agent has been provided with the letter attached hereto as Exhibit A, and, for the purpose of the "Initial Closing" (as defined in the Memorandum) there is a minimum of $2,500,000 in the Escrow Account, or, for purposes of an "Interim Closing" (as defined in the Memorandum) there is a minimum of $100,000 in the Escrow Account, and, in each case, the subscriptions have been accepted by the Company, then, on a Closing Date and at the time and place as shall be stated in the letter, the Escrow Agent shall deliver to the Company and/or the Placement Agent by wire transfer or other immediately available funds the principal amount of the Proceeds held in the Escrow Account to the extent directed in such letter.

            b. If the Escrow Agent has received from the Company and the Placement Agent a letter in the form attached hereto as Exhibit B then the Escrow Agent shall promptly terminate the Escrow Account and return all Proceeds held by it to the subscribers in the amounts received by the Escrow Agent from such persons.

            c. In the event the Escrow Agent has not received either Exhibit A or Exhibit B prior to the termination of the Offering Period, then the Escrow Account shall be closed and all funds returned to subscribers. All funds received by the Escrow Agent after the termination of the Offering Period shall not be collected or deposited by the Escrow Agent, but shall be forwarded promptly to the subscriber. This Section 5.c shall survive the resignation of the Escrow Agent or the termination of this Agreement.

            d. All funds received by the Escrow Agent on or after a Closing Date and on or before the termination of the Offering Period (the "Additional Proceeds") shall be collected and deposited by the Escrow Agent. Thereafter, if on or before the termination of the Offering Period, the Company and the Placement Agent shall provide the Escrow Agent with a letter in the form attached hereto as Exhibit A, setting forth the time and place of the next Closing Date, and the respective amounts out of the Additional Proceeds to be paid to the Company and/or the

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Placement  Agent.  At such Closing  Date,  the Escrow Agent shall deliver to the
Company and/or the Placement Agent such amounts as shall be stated in that letter.

            e. The Escrow Agent shall be entitled to rely upon any notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine. The Escrow Agent shall not have any obligation to release any funds against uncollected checks.

            f. The Escrow Agent may act in reliance upon any signature believed by it to be genuine and Escrow Agent shall have no duty to make inquiry as to the genuineness of any signatures. The names and true signatures of each individual authorized to act in behalf of the Company and Placement Agent are attached hereto as Exhibit C.

            g. The Company and the Placement Agent will provide written notice to the Escrow Agent of any extension of the Offering Period beyond June 7, 1998.

         6. a. The Company and the Placement Agent agree to hold the Escrow Agent harmless and to indemnify the Escrow Agent against any losses, liabilities, expenses (including attorney's fees and expenses), claims, demands, suits, actions or damages arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for gross negligence or willful misconduct of the Escrow Agent. Further, the Company shall indemnify the Escrow Agent for any loss the Escrow Agent may incur as a result of releasing Proceeds to the Company or to the subscribers, which Proceeds were credited to the Escrow Account as a result of a dishonored check.

            b. The Escrow Agent's duties are only such as are specifically provided herein. The Escrow Agent shall have no responsibility hereunder other than to follow faithfully the instructions herein contained. The Escrow Agent may consult with counsel and shall be fully protected in any actions taken in good faith in accordance with such advice. The Escrow Agent shall be fully protected in acting in accordance with any written instructions given to it hereunder believed by it to have been executed by the proper parties.

            c. The Company agrees to pay the Escrow Agent a fee of $1,500.00 in advance, as compensation for the ordinary administrative services to be rendered hereunder and agrees to

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pay all  reasonable  expenses  of the Escrow  Agent,  including  fees for refund checks respecting the Proceeds not in excess of $9.00 per check and its reasonable attorney's fees and expenses, which it may incur in connection with the performance of its duties under this Agreement or under the indemnity provided in Section 5.a. hereof.

            d. It is agreed that, should any dispute arise between any of the parties hereto or should the Escrow Agent be uncertain as to its duties hereunder with respect to the disposition and/or ownership or right of possession of the Escrow Account, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Account until directed to dispose of it pursuant to joint written instruction of the Company and the Placement Agent or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America.

            e. The Escrow Agent may resign at any time by giving written notice thereof to the Company, but such resignation shall not become effective until a successor escrow agent shall have been appointed and shall have accepted such appointment in writing. If any instrument of acceptance by a successor escrow agent shall not have been delivered to the Escrow Agent within thirty days after the giving of such notice of resignation, the resigning Escrow Agent may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor escrow agent.

                  f. The provisions of this Section 6 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

         7. This Agreement shall be construed in accordance with the laws of the State of New York. Any actions to enforce or interpret this Agreement must be brought in any federal or state court located in the City of New York. The parties consent to the exclusive in personam jurisdiction of any court of competent subject matter jurisdiction located in the City of New York and consent to service of process by mail in an action commenced in such court. This Agreement may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument.

         8. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, or delivered:



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            a. if to the Escrow Agent, to:

               Republic National Bank of New York
               Fifth Avenue at 40th Street
               New York, New York 10018
               Attention:  Arlene Eliades

            b. if to the Company to:

               NUWAVE Technologies, Inc.
               One Passaic Avenue
               Fairfield, New Jersey 07004
               Attention: Jeremiah F. O'Brien

            c. if to the Placement Agent to:

               Janssen-Meyers Associates, L.P.
               17 State Street - 19th Floor
               New York, New York 10004

         9. This Agreement shall terminate upon the termination of the Offering Period, unless previously terminated by fully disbursing the Escrow Account, except as provided otherwise herein.

         IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the date first above written.



REPUBLIC NATIONAL BANK                       NUWAVE TECHNOLOGIES, INC.
  OF NEW YORK

By:/s/ Arlene Eliades                        By:/s/ Jeremiah F. O'Brien
   ---------------------------                  --------------------------------
   Name:  Arlene Eliades                        Name:  Jeremiah F. O'Brien
   Title: First Vice President                  Title: Chief Financial Officer

                                             JANSSEN-MEYERS ASSOCIATES, L.P.
                                             By: Meyers-Janssen Securities Corp.
                                             General Partner


                                             By: /s/ Bruce Meyers
                                                 -------------------------------
                                                 Name:  Bruce Meyers
                                                 Title: General Partner


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


                                    EXHIBIT A


                                                        _________________, 1998


Republic National Bank of New York
Fifth Avenue at 40th Street
New York, New York 10018
Attention:     Arlene Eliades


         Escrow Agreement dated May 7, 1998 between
         NUWAVE Technologies, Inc.
         and Republic National Bank of New York

Dear Sirs:

         The conditions to the consummation of the Private Placement have been satisfied due to one of the following events:

         _____1. At least 25 Units have been subscribed for and accepted by the Company and therefore the Initial Closing will be consummated on ___________, 1998.

                                       OR

         _____2. The Initial Closing already took place and at least 5 additional Units ($500,000 of Units), up to the maximum of 70 Units, have been subscribed for and accepted by the Company, and therefore an Interim Closing will be consummated on __________, 1998.

                                       OR

         _____3.      The  Initial  Closing  already  took  place  and  the
                      Offering Period has expired. Therefore, a Final Closing will be held on ___________, 1998 for whatever amount of Units have been subscribed for and accepted by the Company at the date of the expiration of the Offering Period.


         Please  distribute  the  Escrow  Account  established  under the Escrow
Agreement and pay the Proceeds in the amount of $______ thereof by [wire transfer][immediately available funds] on the Closing Date as follows:



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         a.
         b.
         c.
         d.

          All terms defined herein shall have the definitions ascribed to them in the Escrow Agreement referred to above.

                                            Very truly yours,

NUWAVE TECHNOLOGIES, INC.


By:
   ------------------------------
   Name:
   Title:
                                             JANSSEN-MEYERS ASSOCIATES, L.P.
                                             By: Meyers Janssen Securities Corp.
                                                 General Partner



                                             By:
                                                --------------------------------


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


                                    EXHIBIT B



                                                        _________________, 1998


Republic National Bank of New York
Fifth Avenue at 40th Street
New York, New York 10018
Attention:    Arlene Eliades



                  Escrow Agreement dated May 7, 1998 between
                  NUWAVE Technologies, Inc.
                  and Republic National Bank of New York

Dear Sirs:

         The conditions to the consummation of the Private Placement have not been consummated.

         Please terminate the Escrow Account established under the Escrow Agreement and pay the full balance and Proceeds thereof by immediately available funds to the subscribers in the amounts received from each subscriber. Attached hereto is a list setting forth the name and address of all subscribers and the amount to be returned thereto.

         All terms defined herein shall have the definitions ascribed to them in the Escrow Agreement referred to above.


                                      Very truly yours,

                                      NUWAVE TECHNOLOGIES, INC.


                                      By:
                                         --------------------------------


                                      JANSSEN-MEYERS ASSOCIATES, L.P.
                                      By:  Meyer Janssen Securities Corp.
                                               General Partner



                                      By:
                                         --------------------------------


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                                    EXHIBIT C



         The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and the Placement Agent.


                                     COMPANY



          Name                                    True Signature


Jeremiah F. O'Brien, Vice President               ----------------------------


Ed Bohn, Director                                 ----------------------------


                                 PLACEMENT AGENT


         Name                                     True Signature


Bruce Meyers                                      ----------------------------


Kenneth Levy                                      ----------------------------


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